SCHEDULE OF COMPONENTS OF LEASE COST (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Right-of-use Assets Net
Interest on lease liabilities (per ASC 842)	$ 28	$ 15
Operating lease expense (per ASC 842)	10	8
Short-term lease expense (other than ASC 842)	301	285
Total lease expense	$ 339	$ 308